UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2010

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

(Exact name of registrant specified in its charter)

Maryland	333-164313	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

Registrant’s telephone number, including area code: (513) 554-1110

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On August 25, 2010, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) issued a press release announcing that its advisor, American Realty Capital II Advisors, LLC (the “Advisor”), and its sub-advisor, Phillips Edison NTR, LLC (the “Sub-Advisor”), have undertaken that in the event the Company’s Board of Directors decides to internalize any management services provided by the Advisor or Sub-Advisor to the Company, neither the Advisor nor the Sub-Advisor nor any of their affiliates will accept any consideration as part of a business combination transaction designed to effect such internalization.

Item 9.01.	Financial Statements and Exhibits

99.1	Press Release dated August 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHILLIPS EDISON – ARC SHOPPING CENTER REIT INC.

Dated: August 25, 2010	By:	/s/ John Bessey
John Bessey
President

EXHIBIT INDEX

Exhibit No.	Description

Ex. 99.1	Press Release dated August 25, 2010.